UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2009

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

835 Proton Rd.

San Antonio, TX 78258

(Address of principal executive offices)

Copies to:

Carmelo M. Gordian

Andrews Kurth LLP

111 Congress Avenue,

Suite 1700,

Austin, TX 78701

Fax: 512-320-9292

(210) 854-4149

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On September 8, 2009, MDI, Inc. (“MDI”) entered into a Stock Purchase Agreement (the “Acquisition Agreement”), by and among Almana Networks International, Inc., a Delaware corporation (“ANI”), and the holders of ANI capital stock, being Almana Networks Solutions, a Qatar corporation, Linton Investments LP, a Texas limited partnership, Swaraj Bontula, John Linton and Robert Schorr  (the “Holders”), providing for the purchase by MDI of all of the issued and outstanding capital stock of ANI in exchange for the issuance to the Holders by MDI of an aggregate of 9,500,000 shares of the common stock of MDI, par value $0.01 per share (the “Common Stock”) in a private placement to the Holders.

7,000,000 of the 9,500,000 shares (the “Escrow Shares”), will be held in escrow by MDI and released to the Holders on a monthly basis. The number of Escrow Shares released each month will be determined by the following formula: one Escrow Share shall be released for each $.40 of Gross Margin (defined as amount of sales less costs of goods sold) produced by the contracts listed on Exhibit A to the Acquisition Agreement, or any other contracts, licenses, or agreements entered into by or through ANI (the “ANI Contracts”).

2,500,000 of the 9,500,000 shares (the “Call Shares”) are subject to a repurchase right pursuant to a Call Agreement, also dated as of September 8, 2009, by and among MDI and the Holders. On September 9, 2010, if the amount of Gross Margin produced by the ANI Contracts is less than $1,000,000, some of the Call Shares will be subject to repurchase by MDI at the fair market value of the shares on September 8, 2009. The number of Call Shares subject to repurchase, if any, will be determined as follows: (i) subtract Gross Margin from $1,000,000; (ii) divide (i) by $1,000,000; and (iii) multiply by 2,500,000. For example, if Gross Margins were $500,000, the number of Call Shares subject to repurchase would be: (i) ($1,000,000-$500,000)/$1,000,000= ..5; times (ii) 2,500,000; for a total of 1,250,000 Call Shares subject to repurchase. If Gross Margin is above $1,000,000, no Call Shares will be subject to repurchase.

On September 8, 2009, MDI entered into a Securities Purchase Agreement with 214 Investments, Inc. (“214”), pursuant to which MDI agreed to sell all of the issued and outstanding stock of Monitor Dynamics, Inc. (“Monitor”), a wholly-owned subsidiary of MDI which operates MDI’s Security Systems business, to 214 in exchange for the issuance by 214 of an unsecured convertible promissory note in the amount of $750,000. J. Collier Sparks, MDI’s President and Chief Executive Officer and a director, is an owner of the equity of 214 and an officer of 214.

In connection with the sale of Monitor to 214, MDI entered into a Non-Competition Agreement, dated as of September 8, 2009, by and among 214, MDI and ANI. The Non-Competition Agreement provides that MDI and ANI agree not to compete against 214 with respect to specified fields, customers and territories for a period of five years.

On September 8, 2009, MDI entered into two Intellectual Property License Agreements, each with Monitor. One license provides for a grant to MDI from Monitor of a perpetual, royalty-free license to use certain intellectual property of Monitor. Another license provides for a grant to Monitor by MDI of a perpetual, royalty-free license to use certain intellectual property of MDI.

On September 8, 2009, MDI entered into a Transition Services Agreement with 214, pursuant to which 214 agrees to provide certain services to MDI in connection with the sale of Monitor.

On September 8, 2009, MDI entered into an Option Agreement with 214, pursuant to which, in exchange for $1,000, MDI granted an option to 214 to purchase all of the issued and outstanding membership interests of Structure REDS, LLC (“Structure”), a wholly-owned subsidiary of MDI which operates MDI’s general contracting business, in exchange for the issuance to MDI by 214 of an unsecured convertible promissory note in the amount of $250,000.

On September 8, 2009, MDI entered into a Structure REDS Services Agreement with 214, pursuant to which 214 will provide all necessary services for Structure to perform its obligations under all current and future projects. Ninety-nine percent of gross revenues collected in connection with Structure projects will be paid to 214, and one percent of gross revenues collected in connection with Structure projects will be paid to MDI.

J. Collier Sparks abstained from voting with respect to the Securities Purchase Agreement, the Intellectual Property License Agreements, the Transition Services Agreement, the Option Agreement and the Structure REDS Services Agreement.

The foregoing descriptions of the Acquisition Agreement, Call Agreement, Securities Purchase Agreement, Intellectual Property License Agreements, Transition Services Agreement, Option Agreement and Structure REDS Services Agreement and related documents do not purport to be complete and are qualified in its entirety by reference to the complete copies of the form of the Acquisition Agreement, Call Agreement, Securities Purchase Agreement, Intellectual Property License Agreements, Transition Services Agreement, Option Agreement and Structure REDS Services Agreement, which are attached hereto as Exhibits 10.1, 10,2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and incorporated herein by reference. The Non-Competition Agreement will be filed with MDI’s Quarterly Report on Form 10-Q for the period ended September 30, 2009.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 8, 2009, MDI completed the transactions contemplated by that certain Stock Purchase Agreement by and between MDI and MDI Investments, LLC, filed as Exhibit 10.1 to MDI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2009 (the “PIPE Agreement”). MDI received $1,000,000 in exchange for the issuance in a private placement of 4,000,000 shares of Common Stock and a warrant to purchase 4,000,000 shares of Common Stock for an exercise price of $0.60 per share, filed as Exhibit 10.2 to MDI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2009 (the “Warrant”). In connection with the closing of these transactions, MDI expanded the size of its Board of Directors from four to eight, and appointed four directors named by MDI Investments, LLC. The individuals named by MDI Investments, LLC and appointed as directors are: Swaraj Bontula, John Linton, J.V.N. Prakash Rao, and Brett Saevitzon. Swaraj Bontula and John Linton are owners of MDI Investments, LLC.

On September 8, 2009, MDI completed the acquisition of all of the issued and outstanding shares of ANI pursuant to the Acquisition Agreement. MDI received 1,000 shares of the common stock of ANI in exchange for the issuance of an aggregate of 9,500,000 shares of Common Stock, as described above in Item 1.01. Swaraj Bontula and John Linton are owners of the common stock of ANI. Swaraj Bontula and John Linton, appointed as directors pursuant to the PIPE Agreement, abstained from voting with respect to closing the transactions contemplated by the PIPE Agreement and Acquisition Agreement.

On September 8, 2009, MDI completed the sale of all of the issued and outstanding shares of Monitor, a wholly-owned subsidiary of MDI which operates MDI’s Security Systems business, to 214, as more fully described in Item 1.01 above. J. Collier Sparks, MDI’s President, Chief Executive Officer and a director, is an owner and officer of 214. MDI received an unsecured convertible promissory note issued by 214 in the amount of $750,000.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 above is incorporated by reference into this Item 3.02.

Item 5.01  Change in Control of Registrant

Pursuant to the PIPE Agreement, MDI Investments, LLC acquired 4,000,000 shares of Common Stock and a warrant to purchase 4,000,000 shares of Common Stock at a purchase price of $0.60 per share. MDI Investments, LLC is owned by Swaraj Bontula, John Linton and Linton Investments, LP (the “PIPE Purchasers”). The purchase price of $1,000,000 was paid from the working capital of MDI Investments, LLC.

In connection with the transaction, four nominees of MDI Investments, LLC, Swaraj Bontula, John Linton, J.V.N. Prakash Rao and Brett Saevitzon were elected to the MDI Board of Directors.

Pursuant to the Acquisition Agreement dated as of September 8, 2009, Swaraj Bontula, John Linton, Linton Investments, LP, Almana Network Solutions, and Robert Schorr (the “Holders”) acquired an aggregate of 9,500,000 shares of Common Stock in exchange for all the issued and outstanding shares of the common stock of ANI.

Collectively, the PIPE Purchasers and the Holders own 13,500,000 shares of MDI Common Stock, and the PIPE Purchasers have the ability to acquire 4,000,000 additional shares of MDI Common Stock through the exercise of the Warrant. The PIPE Purchasers and the Holders own or have the right to acquire approximately 81.7% of the MDI Common Stock (assuming full exercise of the Warrant).

As a result of the issuances of Common Stock pursuant to the PIPE Agreement and the Acquisition Agreement, and the appointment of the nominees of MDI Investments, LLC to the Board of Directors, a change in control of the Registrant may be deemed to have occurred.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

J. Collier Sparks, James W. Power, Carlo Loi, and Peter W. Knepper have tendered their resignations as directors of MDI, such resignations to become effective at (i) such time as MDI shall notify them in writing that it has determined that a filing pursuant to Rule 14f-1 promulgated pursuant to the Securities Exchange Act of 1934, as amended, is not required; or (ii) 10 days after a filing and mailing pursuant to such Rule 14f-1 has been made by MDI.

Effective as of September 8, 2009, the following officers of MDI have resigned: (i) J. Collier Sparks, President and Chief Executive Officer; (ii) Richard A. Larsen , Senior Vice President, General Counsel and Secretary; (iii) Michael Sweet, Chief Financial Officer and Chief Operating Officer; (iv) Michael M. Garcia, Senior Vice President, Sales & Marketing; (v) Tim Rohrbach,

Vice President, Chief Information Officer and Chief Technology Officer; and (vi) Justin Oberman. In connection with their resignations, each acknowledged and agreed that they are neither entitled to nor will they seek any termination or severance benefit arising out of their employment with MDI or any employment agreement.

In connection with the transaction, four designees of MDI Investments, LLC, Swaraj Bontula, John Linton, J.V.N. Prakash Rao and Brett Saevitzon were elected to the MDI Board of Directors.  MDI anticipates that Saud Almana, Vice Chairman of the Almana Group, will join the Board of Directors in the near future.

Swaraj Bontula was elected Chief Executive Officer. John Linton, was elected President and Secretary, and J.V.N. Prakash Rao, was elected Chief Operating Officer, to serve until such person’s successor shall have been elected and qualified or until such person’s earlier resignation or removal.

Swaraj Bontula, age 31, has served as the Chief Executive Officer of Almana Networks Solutions, an international network technology integration company based in Doha, Qatar. In 2007, Mr. Bontula co-founded Interchain Solutions, which is a leading telematics and location based tracking company based in Bangalore, India. Prior to Interchain, Mr. Bontula co-founded Trackut in 2008, a location based social networking Internet technology company. From 2005 to 2007, Mr. Bontula served as the Head of VAC Group of Tech Mahindra in India and is still active as part of the Debian Security audit group. Mr. Bontula has lead global security teams for Microsoft, Redhat and Suresec Security and has presented at global security conferences including Hack-in-the-Box ,Toorcon , Blackhat , Ruxcon and Defcon.

John. Linton, age 37, has served as the Managing Partner for Clearview Partners, LLC, a boutique investment banking and business development firm focused on early growth stage technology companies since 2007. From July 1, 2005 until August 8, 2008, Mr. Linton has been both a part time employee of and consultant to MDI assisting MDI in raising needed operating capital and developing business, including business with Almana Networks. From 2001 to 2007, Mr. Linton served as Vice President of Business Development then, Chief Executive Officer for SecureInfo Corporation, a provider of security solutions for enterprise corporate and government agencies.

J.V.N. Prakash Rao, age 43 has been the Chief Executive Officer and a Director of Diplomat Group W.L.L., providing building services in Qatar, since 2003. Mr. Rao is experienced and knowledgeable in many aspects of managing complex business enterprises. Mr. Rao holds a Masters in Business Administration from NMIMS, and a degree in Mechanical Engineering from AMIE.

Saud O. Almana, age 43, has served as the Vice Chairman of the Almana Group, a Qatar conglomerate with 43,000 employees, 17 business units and a significant position in the oil, gas and construction sectors, since 2008. Prior to his role as Vice Chairman, he was an executive director of the Almana Group since his graduation from college in 1989. Mr. Almana sits on numerous Qatari boards, including that of the national stock exchange. Mr. Almana received a degree in Engineering from American University in 1989.

Item 8.01.              Other Events.

On September 11, 2009, MDI issued a press release announcing the  matters discussed in this Current Report. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Exhibits and Financial Statements.

(b)                                  Pro-Forma Financial Information

The pro forma financial information required to be filed pursuant to this Item 9.01 (b) with respect to the disposition of Monitor and the entry into the Structure REDS Services Agreement is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference. This information assumes the exercise of the option to purchase Structure REDS LLC has been exercised.

(d)           Exhibits

Exhibit 10.1 Stock Purchase Agreement

Exhibit 10.2 Call Agreement

Exhibit 10.3 Securities Purchase Agreement

Exhibit 10.4 Intellectual Property License Agreement

Exhibit 10.5 Intellectual Property License Agreement

Exhibit 10.6 Transition Services Agreement

Exhibit 10.7 Option Agreement

Exhibit 10.8 Structure REDS Services Agreement

Exhibit 99.1                      Press Release dated September 11, 2009

Exhibit 99.2                      Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDI, INC.

Dated: September 11, 2009	By:	/s/ Swaraj Bontula
Swaraj Bontula
Chief Executive Officer

EXHIBIT INDEX

Exhibit 10.1 Stock Purchase Agreement

Exhibit 10.2 Call Agreement

Exhibit 10.3 Securities Purchase Agreement

Exhibit 10.4 Intellectual Property License Agreement

Exhibit 10.5 Intellectual Property License Agreement

Exhibit 10.6 Transition Services Agreement

Exhibit 10.7 Option Agreement

Exhibit 10.8 Structure  REDS Services Agreement

Exhibit 99.1                      Press Release dated September 9, 2009

Exhibit 99.2                      Pro Forma Financial Information